PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


         This Pledge and Security Agreement (the "AGREEMENT") is made as of March 9, 2005, by I/OMAGIC CORPORATION ("PLEDGOR"), and GMAC Commercial Finance LLC ("LENDER").

                                    RECITALS
                                    --------


         A. Pledgor is the owner of the following shares of capital stock (the "STOCK"):

                  625,000 shares of the stock of IOM Holdings , Inc., a Nevada corporation ("SUBSIDIARY")

         B. Pledgor owns no other stock, shares, options, warrants or rights to acquire stock or shares of stock in Subsidiary and the shares referenced above represent 100% of the outstanding capital stock of Subsidiary.

         C. Simultaneous with the execution of this Pledge and Security Agreement, Lender is entering into a Loan and Security Agreement and related documents (collectively, the "LOAN AGREEMENT") with Pledgor. Capitalized terms not otherwise defined in this Agreement shall have the meanings given in the Loan Agreement.

         D. Pledgor is executing this Agreement as an inducement to Lender to grant credit to Pledgor.

         THEREFORE, based on the foregoing recitals and for good and valuable consideration, the receipt and adequacy of which are expressly acknowledged, Pledgor agrees with Lender as follows:

                              TERMS AND CONDITIONS
                              --------------------


         1. PLEDGOR'S PLEDGE. As security for the payment and performance of the Obligations, Pledgor hereby pledges and grants to Lender a continuing security interest in the following (the "COLLATERAL"):

                  (a) the Stock referenced in Recital A above and all other types or items of property which may be pledged to Lender in the future and held as Collateral under this Agreement, and

                  (b) any Proceeds of the Stock.

For purposes of this Agreement, the term "Proceeds" shall have the meaning assigned to it under the Michigan Uniform Commercial Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, including, without limitation, any and all interest, cash, instruments, warrants, rights, options and other property from time to time received, receivable or otherwise distributed in respect or on account of, or in exchange for, any of the Stock.

         2. LENDER'S DUTIES. Subject to Section 9-207 of the Michigan Uniform Commercial Code ("CODE") to the extent applicable, Lender shall have no duties with respect to the Collateral beyond reasonable care of the actual certificates pledged hereunder. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps to preserve rights in the Collateral against any other parties or to exercise any rights represented thereby; provided, however, at its option, Lender may do so, and any and all expenses incurred in connection therewith shall be for the sole account of Pledgor.

         3. PLEDGOR'S REPRESENTATIONS. Pledgor represents, warrants and agrees that:

                  (a) Pledgor has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any liens or rights of third parties other than laws affecting the offering and sale of securities and corporate law generally.

                  (b) All of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase money or other security interests other than as provided for herein or as permitted by the Loan Agreement.

                  (c) This Agreement, together with the delivery of Stock by Pledgor to Lender pursuant to Section 3(f), creates a valid, perfected, and first priority security interest in the Stock in favor of Lender other than Permitted Liens, as defined in the Loan Agreement, and all actions necessary or desirable to such perfection have been duly taken.

                  (d) No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either: (i) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the perfection of, or exercise by Lender of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as may be required in connection with a disposition of the Stock by laws affecting the offering and sale of securities and corporate law generally).

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

                  (e) There are no existing agreements with respect to the Collateral between Pledgor and any other person or entity.

                  (f) Simultaneous with execution of this Agreement, Pledgor has delivered to Lender the original certificate(s) for the Stock, together with executed Assignments Separate From Certificate.

                  (g) It will not cause Subsidiary to issue any additional or further shares of capital stock or any rights or options to acquire shares of capital stock.

         4. EVENT OF DEFAULT. It shall be an "Event of Default" under this Agreement if an Event of Default occurs under the Loan Agreement and any applicable cure period expires, or (b) Pledgor breaches any terms or conditions of this Agreement and such breach continues for 10 days after becoming first known to an executive officer of Pledgor.

         5. REMEDIES UPON DEFAULT.

                  (a) Upon the occurrence and during the continuance of an Event of Default and after expiration of any applicable grace period, Lender shall have, in addition to any other rights given by Pledgor hereunder, all of the rights and remedies of a secured party under the Code, including, without limitation, the right to vote the Stock and take any other actions that inure to a holder of the Stock.

                  (b) In addition, with respect to the Collateral, or any part thereof, subject to any applicable laws regarding the sale of securities or corporate law generally, Lender may sell or cause the same to be sold at any public or private sale, in one or more sales or lots, at such reasonable price as Lender may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim, encumbrance or right of any kind whatsoever.

         6. RIGHTS PRIOR TO DEFAULT. In the absence of an Event of Default and expiration of any applicable grace period, Pledgor shall have the right to vote the Stock.

         7. LENDER AS PLEDGOR'S ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Lender as its attorney-in-fact (a) to arrange for the transfer, at any time after the existence or occurrence and during the continuance of an Event of Default and the expiration of any applicable grace period, of the Stock or other Collateral to the name of Lender or to the name of Lender's nominee, and (b) file any financing statements deemed reasonably necessary by Lender (in its sole but good faith discretion) to perfect and/or provide notice of Lender's security interest in the Collateral.

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

         8. FURTHER ASSURANCES. Pledgor agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such other powers, proxies, instruments, and documents and will take all such other action as Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Agreement.

         9. INDEMNIFICATION. Pledgor agrees to pay, and to hold Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral other than those resulting from Lender's gross negligence or willful misconduct.

         10. EXPENSES AND ATTORNEYS' FEES. Pledgor shall be responsible for the payment of all reasonable fees and out-of-pocket disbursements incurred by Lender in connection with any action taken by Lender to enforce any obligations of the Pledgor under this Agreement.

         11. WAIVER; CUMULATIVE REMEDIES. No delay on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which Lender would otherwise have.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Pledgor and its successors and assigns. Lender, in its sole discretion, may assign its rights and interests under this Agreement to any other person.

         14. SURVIVAL. All agreements, representations and warranties made herein shall survive the execution of this Agreement.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan.

         14. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if all signatures were upon the same instrument.

         15. PARTIAL INVALIDITY. The unenforceability for any reason of any provision of this Agreement shall not impair or limit the operation or validity or any other provisions of this Agreement or any other agreements now or hereafter existing between Lender and Pledgor or any other person.

         16. IRREPARABLE HARM. Pledgor acknowledges that Lender may incur irreparable harm if Lender exercises its rights under paragraph 3(d) above and Pledgor, in any way opposes or interferes with Lender's exercise of its rights or if there is a delay in Lender's effectuating such rights. Accordingly, Pledgor waives, to the fullest extent of the law, any right to notice or a hearing in connection with any proceeding or action taken by Lender to enforce its rights under paragraph 3(d) above.

         17. RETURN OF STOCK. Upon full and final payment of the Obligations, Lender shall return the Stock to the Pledgor.

         18. WAIVER OF JURY TRIAL. PLEDGOR AND LENDER ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT TO TRIAL BY JURY MAY BE WAIVED. PLEDGOR AND LENDER EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN PLEDGOR AND LENDER. NEITHER PLEDGOR NOR LENDER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.



                                               I/OMAGIC CORPORATION


                                               By: /s/ Tony Shahbaz
                                                   ----------------

                                                   Its: President/CEO




                                               GMAC COMMERCIAL FINANCE LLC


                                               By: /S/ Kathryn Williams
                                                   --------------------
                                                   Its: Sr. Vice President

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